Other Provisions - Summary of Other Provisions (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Jun. 30, 2021
Current liabilities
Warranties	$ 1,326	$ 1,384
Legal Provisions	126	326
Bonus Provision	1,028	627
Transaction and offering related fees	25,143	3,012
Total other provisions – current	27,623	5,349
Non-current liabilities
Warranties	2,652	2,541
Total other provisions	$ 30,275	$ 7,890